UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

KRONOS INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Proposed maximum aggregate value of transaction:

(4)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Filing Party:

(5)	Date Filed:

Notes:

Reg. § 240.14a-101.

SEC 1913 (3-99)

KRONOS INCORPORATED

297 Billerica Road

Chelmsford, Massachusetts 01824

January 5, 2005

Dear Stockholder:

We cordially invite you to attend our 2005 annual meeting of stockholders, which will be held at 10:00 a.m. on Thursday, February 10, 2005 at our offices, which are located at 297 Billerica Road, Chelmsford, Massachusetts 01824.

At this year’s annual meeting, the agenda will include the election of directors, approval of our amended and restated 2002 stock incentive plan, and the ratification of our independent auditors. Please refer to the enclosed proxy statement for detailed information on each of these proposals and other important information about Kronos.

We hope you will be able to attend the annual meeting, but we know that every stockholder will not be able to do so. Whether or not you plan to attend, please complete, sign and return your proxy so that your shares will be voted at the annual meeting.

Sincerely,

MARK S. AIN

Chief Executive Officer and Chairman

KRONOS INCORPORATED

297 Billerica Road

Chelmsford, Massachusetts 01824

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

February 10, 2005

Dear Stockholder:

The annual meeting of stockholders of Kronos Incorporated will be held on Thursday, February 10, 2004, at our corporate headquarters located at 297 Billerica Road, Chelmsford, Massachusetts 01824. The purpose of the Annual Meeting is to:

1. Elect two class I directors to hold office for the next three years.

2. Approve our amended and restated 2002 stock incentive plan.

3. Ratify the selection of Ernst & Young LLP as our independent auditors for the 2005 fiscal year.

Only stockholders of record at the close of business on December 17, 2004 will be entitled to vote at the annual meeting and any and all adjourned sessions thereof. Our stock transfer books will remain open.

To ensure that your vote is recorded promptly, please vote as soon as possible. Most stockholders have three options for submitting their vote. If you are a stockholder of record, you may vote by telephone if you reside in the United States, Canada or the US territories, via the Internet (see the instructions on the proxy card), or by completing, signing and mailing the proxy card in the enclosed postage-paid envelope. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient and it saves Kronos significant postage and processing costs. If your shares are held in “street name”, that is held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

By Order of the Board of Directors,

PAUL A. LACY,

Secretary

Chelmsford, Massachusetts

January 5, 2005

KRONOS INCORPORATED

297 Billerica Road

Chelmsford, Massachusetts 01824

PROXY STATEMENT

Our board of directors is soliciting your proxy for the annual meeting of stockholders to be held at our corporate headquarters located at 297 Billerica Road, Chelmsford, Massachusetts 01824, on Thursday, February 10, 2005 at 10:00 a.m. and at any and all adjourned sessions of the annual meeting.

We are mailing our annual report for the fiscal year ended September 30, 2004, to our stockholders with this notice and proxy statement on or about January 5, 2005.

Record Date and Quorum Requirements

Only stockholders of record at the close of business on December 17, 2004 will be entitled to vote at the annual meeting. The majority of the shares of common stock issued and outstanding and entitled to vote on the record date must be present in person or by proxy to have a quorum for the transaction of business at the annual meeting. Shares of common stock present in person or represented by proxy (including shares which abstain, withhold the vote or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists for a matter presented at the annual meeting. At the close of business on December 17, 2004, we had 31,766,252 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote.

Voting Your Shares and Votes Required

Your vote is very important. If you do not vote your shares, you will not have a say in the issues to be voted on at this annual meeting. In addition, banks and brokers cannot vote on their clients’ behalf on “non-routine” proposals, such as the adoption of our amended and restated 2002 stock incentive plan.

In order to be elected as directors, the two nominees for director must receive a plurality of the votes cast at the annual meeting. Approval of the amended and restated 2002 stock incentive plan and ratification of Ernst & Young LLP as our independent auditors for the 2005 fiscal year will each require the affirmative vote of a majority of the shares of common stock present or represented by proxy at the annual meeting.

Shares that abstain from voting on a particular proposal, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular proposal, will not be counted as votes “in favor” of such proposal, and will also not be counted as votes cast or shares voting on that proposal. Accordingly, abstentions and “broker non-votes” will have no effect on the voting on a proposal that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a proposal. However, abstentions are considered to be present or represented in determining whether a quorum exists on a given matter.

Submitting Your Proxy

If you complete and submit your proxy, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy card but do not fill out the voting instructions on the proxy card, the persons named as proxies will vote the shares represented by your proxy as follows:

•	FOR the election of the director nominees;

•	FOR the amendment and restatement of our 2002 stock incentive plan; and

•	FOR the ratification of the independent auditors.

To ensure that your vote is recorded promptly, please vote as soon as possible. Most stockholders have three options for submitting their vote. You may vote by telephone using the toll-free number printed on the proxy card if you reside in the United States, Canada or one of the US territories, via the Internet (see the instructions on the proxy card), or by completing, signing and mailing the proxy card in the enclosed postage-paid envelope. If you plan to vote by phone or via the Internet, you should have your proxy card in hand as you will need the control number printed on the card. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient and it saves Kronos significant postage and processing costs.

Stockholders that attend the annual meeting and wish to vote in person will be given a ballot at the meeting. If your shares are held in “street name” and you want to attend the annual meeting, you must bring an account statement or letter from the brokerage firm or bank holding your shares showing that you were the beneficial owner of the shares on the record date. If you want to vote shares that are held in “street name” or are otherwise not registered in your name, you will need to obtain a “legal proxy” from the holder of record and present it at the annual meeting.

Revoking or Changing Your Proxy

You may revoke or change your proxy at any time before it is voted. For a stockholder “of record”, meaning one whose shares are registered in his or her own name, to revoke or change a proxy, the stockholder may follow one of the procedures listed below.

1. If you voted by telephone, please call the same toll-free number that you used before. Only your last telephone vote will be counted.

2. If you voted via the Internet, please return to the Internet site printed on your proxy card. Only your last Internet vote will be counted.

3. If you voted by returning a signed proxy card, you may:

•	submit another properly signed proxy, which bears a later date;

•	deliver a written revocation to the corporate secretary; or

•	attend the annual meeting or any adjourned session thereof and vote in person.

If you are a beneficial owner of our common stock, and not the stockholder of record (for example your common stock is registered in “street name” with a brokerage firm), you must follow the procedures required by the holder of record, which is usually a brokerage firm or bank, to revoke or change a proxy. You should contact the stockholder of record directly for more information on these procedures.

Other Information

We will bear the expense of soliciting proxies and we have retained Morrow & Co., Inc. to assist us in the solicitation of proxies. We expect to pay the firm a fee of $7,500 plus expenses. Our officers and certain other employees, without additional remuneration, may also solicit proxies personally or by telephone, e-mail or other means.

Our annual report on form 10K for the fiscal year ended September 30, 2004 may be found on the Internet at our website at www.kronos.com or through the SEC’s electronic data system called EDGAR at www.sec.gov. In addition, we will send any stockholder a free copy of the company’s annual report on form 10-K for the fiscal year ended September 30, 2004, as filed with the SEC, except for exhibits, which may be provided at an additional charge.

To receive your copy, please send a written request to the Treasurer, Kronos Incorporated, 297 Billerica Road, Chelmsford, Massachusetts 01824.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below shows the number of our shares of common stock beneficially owned as of September 30, 2004 by:

•	each person or group known by us to beneficially own more than 5% of our outstanding common stock;

•	each director and nominee for director;

•	each executive officer named in the Summary Compensation Table under the heading “Executive Compensation” below; and

•	all current directors and executive officers of the company as a group.

The number of shares beneficially owned by each 5% holder, director or executive officer is determined by the rules of the Securities and Exchange Commission, and the information does not necessarily indicate beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power and also any shares, which the person or entity can acquire within 60 days of September 30, 2004 through the exercise of any stock option or other right. For purposes of computing the percentage of outstanding shares of common stock held by each person or entity, any shares which that person or entity has the right to acquire within 60 days after September 30, 2004, are deemed to be outstanding with respect to such person or entity but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or entity. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) over the shares set forth in the following table. The inclusion in the table below of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. As of September 30, 2004, there were 31,335,340 shares of common stock issued and outstanding.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Outstanding
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	3,229,649	(1)	10.3%

Columbia Wanger Asset Management, L.P. 227 W. Monroe Street, Suite 3000 Chicago, IL 60606	2,740,475	(2)	8.7%

FMR Corp. 82 Devonshire Street Boston, MA 02109	1,983,333	(3)	6.3%

Kayne Anderson Rudnick Investment Management, LLC 1800 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067	1,594,652		5.1%

Mark S. Ain*	487,472	(4)	1.5%

W. Patrick Decker*	17,517	(4)	†

Richard J. Dumler*	21,654	(4)	†

David B. Kiser*	5,724	(4)(5)	†

D. Bradley McWilliams*	296,324	(4)	†

Lawrence J. Portner*	21,749	(4)	†

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Outstanding
Samuel Rubinovitz*	16,875	(4)		†

Paul A. Lacy	87,582	(4)		†

Aron J. Ain	68,564	(4)		†

Peter George	89,016	(4)		†

James Kizielewicz	44,827	(4)		†

All current directors and executive officers as a group (14 persons)	1,324,819	(6)	4.1%

*	Director of the company
†	Less than 1% of the shares of total common stock outstanding
(1)	Based on information provided to us by T. Rowe Price Associates, Inc., these shares are owned by various individuals and institutional investors for which T. Rowe Price Associates, Inc. serves as investment advisor with power to direct investments and/or vote the securities. T. Rowe Price Associates has sole dispositive power for 3,229,649 shares and sole voting power for 654,299 shares. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price Associates is deemed to be a beneficial owner of such securities; however, T. Rowe Price Associates expressly disclaims the beneficial ownership of such shares.
(2)	Based on information provided to us by Columbia Wanger Asset Management, L.P., consists of 1,625,000 shares held by Columbia Acorn Fund; 296,650 shares held by Columbia Acorn USA; 5,500 shares held by Banque du Louvre Multi Select; 40,000 shares held by Fairfax County Employees’ Retirement; 32,500 held by New America Small Caps; 6,000 held by Northeastern University; 112,000 held by the State of Oregon; 3,450 held by Optimum Small Cap Growth Fund; 622,825 held by Wanger US Smaller Companies, a series of Wanger Advisors Trust. Columbia Wanger Asset Management, L.P. acts as investment advisor to each of the registered owners above and as a result, along with its general partner WAM Acquisition G.P., has shared voting authority and dispositive power with respect to these shares of common stock.
(3)	Based solely on information contained in a Schedule 13G that FMR Corp. filed with the Securities and Exchange Commission on February 17, 2004. The filing indicated that as of December 31, 2003, FMR Corp. had the sole power to dispose or direct the disposition of 1,983,333 shares and had the sole right to vote or to direct the vote of 88,418 shares.
(4)	Includes the following outstanding stock options which may be exercised within 60 days of September 30, 2004: Mr. Mark Ain: 158,250; Mr. Decker: 1,687; Mr. Dumler: 10,124; Mr. Kiser: 3,374; Mr. McWilliams: 10,124; Mr. Portner: 6,749; Mr. Rubinovitz: 3,375; Mr. Lacy: 76,687; Mr. Aron Ain: 62,687; Mr. George: 77,250: Mr. Kizielewicz: 41,813.
(5)	Includes 550 shares held by Mr. Kiser’s spouse and 300 shares held by Mr. Kiser’s minor son.
(6)	Includes outstanding options to purchase 553,124 shares exercisable within 60 days of September 30, 2004.

EQUITY COMPENSATION PLAN INFORMATION

As of September 30, 2004

The following table provides information about securities authorized for issuance under our equity compensation plans as of September 30, 2004:

	(a)		(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders(1)	3,528,992	(2)	$24.67	3,369,155	(3)
Equity compensation plans not approved by stockholders	—		—	—
TOTAL	3,528,992		$24.67	3,369,155	(1)

(1)	Consists of the following equity compensation plans: 1992 equity incentive plan, or 1992 plan, 2002 equity incentive plan, or 2002 plan, and the 2003 employee stock purchase plan, or 2003 ESPP, each as amended and/or restated to date. Shares of common stock can only be issued under the 2002 plan and 2003 ESPP.
(2)	Consists of 1,203,212 shares subject to outstanding options under the 1992 plan, and 2,325,780 shares subject to outstanding options under the 2002 plan. Excludes 876,985 shares issuable or available for issuance under the 2003 ESPP in connection with the current and future offering periods; such shares being included in column (c) of the table.
(3)	Consists of (i) 2,492,170 shares available for issuance under the 2002 plan to our officers, directors, employees, consultants and advisors and (ii) 876,985 shares available for issuance under the 2003 ESPP in connection with the current and future offering periods.

PROPOSAL I

ELECTION OF DIRECTORS

Our restated articles of organization and amended and restated by-laws provide for the classification of our board into three classes, as nearly equal in number as possible. The class I, class II and class III directors are currently serving until the annual meeting of stockholders that will be held in 2005, 2006 and 2007, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

Our board has fixed the number of directors at seven and the number of class I directors at two. There are currently two class I directors, three class II directors and two class III directors.

Unless otherwise instructed, the persons named as proxies will vote all proxies received FOR the election of the persons named as nominees below as class I directors for a term of three years, until the annual meeting of stockholders to be held in 2008 and until their respective successors are elected and qualified.

The nominees listed below are currently serving as directors and both of them have indicated that they are willing to continue to serve, if elected. The nominating committee of the board nominated both candidates for election. If either of the nominees should become unavailable, the persons named as proxies will vote all proxies received for a substitute nominee designated by the board, unless instructions are given to the contrary. The board has no reason to believe that either of the nominees will become unavailable.

In the section below, we provide the names and biographical information about the two class I nominees and each other member of the board. Information about the number of shares of common stock beneficially owned by each director as of September 30, 2004 appears above under the heading “Security Ownership of Certain Beneficial Owners and Management” on page 3.

Other than Mr. Mark Ain, our chief executive officer and chairman, and Mr. Aron Ain, our executive vice president and chief operating officer, who are brothers, there are no family relationships among any of our directors, nominees for directors and executive officers.

Class I Directors

Terms Expiring in 2008

D. Bradley McWilliams, 62

Director

D. Bradley McWilliams has served as a director since 1993. From 1982 to 1995, Mr. McWilliams held the position of vice president of Cooper Industries Ltd., a world-wide manufacturer of electrical products, tools and hardware. From 1995 to 2003, Mr. McWilliams served as senior vice president and chief financial officer of Cooper Industries Ltd. Mr. McWilliams is also a director of McDermott International, Inc.

Lawrence J. Portner, 68

Director

Lawrence J. Portner has served as a director since 1993. Mr. Portner held the position of vice president of software engineering for Data General Corporation from June 1992 to December 1994 and served as a consultant to Data General Corporation from 1988 to June 1992. Prior to that time, Mr. Portner held the position of vice president and general manager of research and development of Apollo Computer from 1983 to 1986. From 1963 to 1983, Mr. Portner served in various capacities at Digital Equipment Corporation, including vice president of strategic planning.

Nominees for Class III Directors

Terms Expiring in 2007

Richard J. Dumler, 62

Director

Richard J. Dumler has served as a director since 1982. Mr. Dumler joined Milestone Venture Partners II L.P., a venture capital partnership, as a general partner in January 2002. Mr. Dumler has also served as a general partner of Lambda Management, L.P., a venture capital investment company, since 1983, and as vice president of Lambda Fund Management Inc., an investment management company, since 1990. He served as first vice president of Drexel, Burnham, Lambert, Inc. from 1983 to 1990.

Samuel Rubinovitz, 74

Director

Samuel Rubinovitz has served as a director since 1985 and as lead director since August 2002. From 1989 until April 1996, he was a director of PerkinElmer, Inc., a diversified manufacturer of scientific instruments and electronic, optical and mechanical equipment. In January 1994, Mr. Rubinovitz retired from his position as executive vice president of PerkinElmer, a position he had held since 1989. From 1986 to 1989, he was senior vice president of PerkinElmer. Mr. Rubinovitz is also director of Richardson Electronics, Inc. and LTX Corporation.

Class II Directors

Term Expiring in 2006

Mark S. Ain, 61

Chief Executive Officer, Chairman of the Board and Director

Mark S. Ain, a founder of our company, has served as chief executive officer, a director and chairman of the board since its organization in 1977. He also served as president from 1977 through September 1996. From 1974 to 1977, Mr. Ain operated his own consulting company, providing strategic planning, product development and market research services. From 1971 to 1974, he was associated with a consulting firm. From 1969 to 1971, Mr. Ain was employed by Digital Equipment Corporation both in product development and as sales training director. He received a B.S. from the Massachusetts Institute of Technology and an M.B.A. from the University of Rochester. Mr. Ain is a director of KVH Industries, Inc., Park Electrochemical Corporation, and LTX Corporation.

W. Patrick Decker, 57

Director

W. Patrick Decker has served as a director since 1997. Mr. Decker retired in October 2002. Prior to that, Mr. Decker served as our president and chief operating officer from October 1996 until April 2002. Previously, he served as the vice president of our marketing and field operations from 1982 until October 1996. From 1981 to 1982, Mr. Decker was general manager at Commodore Business Machines, Inc.- New England Division, a personal computer manufacturer. From 1979 to 1980, Mr. Decker was a national sales manager for the General Distribution Division of Data General Corporation, a computer company. Mr. Decker is a director of MatrixOne, Inc.

David B. Kiser, 57

Director

David B. Kiser served as a director from 1989 to January 1997 and rejoined the board in October 2002. Mr. Kiser is a director with Sage Partners, LLC, a consulting and investment firm specializing in strategic leadership. Before joining Sage, he was an independent management consultant and investor. From 1992 until 1996, he served as chairman of the board and CEO of Gradient Corporation, an environmental consulting firm. Before that he was a partner and director of Cambridge Research Institute, Inc., a general management and healthcare consulting firm.

Director Compensation

It is the policy of the board to pay non-employee members of the board through a mixture of cash and equity-based compensation. Each non-employee director receives a quarterly retainer of $1,250 for his services as a director, $2,750 for each board meeting attended, and $1,000 for each committee meeting attended that is not held on the same day as a board meeting. In addition, the chairman of the audit committee receives a quarterly retainer of $1,500 and each member of the audit committee receives $500 quarterly. All other board committee chairmen also receive a quarterly retainer of $500. We also reimburse expenses incurred by non-employee directors to attend board and committee meetings.

Each non-employee director generally receives an annual stock option grant to purchase 6,750 shares of common stock at a price equal to fair market value on the date of grant, so long as that director meets, as discussed below, the stock ownership guidelines established by the board. On February 18, 2004, each of Messrs. Decker, Dumler, McWilliams, Portner and Rubinovitz was awarded a stock option to purchase 6,750 shares of common stock at an exercise price of $36.07 per share.

Directors who are also employees of the company do not receive cash or equity compensation for service on our board in addition to compensation payable for their service as employees of the company.

Stock Ownership Guidelines

In October 2003, the board approved new stock ownership and retention criteria for members of the board. Under the new guidelines, all members of the board are required to purchase a minimum of $100,000 worth of the company’s stock and to maintain this minimum amount throughout their tenure on the board. New board members will have three years to purchase this minimum amount at the rate of one-third per year.

CORPORATE GOVERNANCE

The Board and Board Meetings

The board consists of seven directors. The board has determined that each of the directors, with the exception of Messrs. Ain and Decker, qualify as “independent” as defined by applicable NASDAQ® and SEC rules. In making this determination, the board has concluded that none of these members has a relationship which, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Samuel Rubinovitz has served as lead director since August 2002 and presides over meetings of the independent directors.

During the fiscal year ended on September 30, 2004, the board held a total of eight meetings. Each director attended at least 75% of the total number of meetings of the board and at least 75% of all committees on which he served. Our corporate governance guidelines, which were adopted in August 2004, provide that directors are expected to attend the annual meeting of stockholders. All the directors attended the 2004 annual meeting of stockholders.

Board Committees

The board currently has, and appoints members to, three standing committees: the audit committee, the compensation committee and the nominating and corporate governance committee. Each member of these committees is independent as defined by applicable NASDAQ® and SEC rules. Each of the committees has a written charter approved by the board. The current members of the committees are identified below:

Director	Audit		Compensation		Nominating & Corporate Governance
Richard J. Dumler	✓		✓	(Chair)
David B. Kiser	✓				✓
D. Bradley McWilliams	✓	(Chair)			✓
Lawrence J. Portner			✓
Samuel Rubinovitz			✓		✓	(Chair)

Audit Committee

The audit committee is composed of three independent directors, Messrs. McWilliams, Dumler and Kiser, who meet the independence and financial literacy requirements as defined by applicable NASDAQ® and SEC rules. The audit committee assists the board in its general oversight of our financial reporting, internal controls, legal compliance, ethics programs and audit functions, and is directly responsible for the appointment, evaluation, retention and compensation of the independent auditors. The board has determined that Mr. McWilliams qualifies as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC.

The audit committee acts under the terms of a written charter initially adopted in May 2000, which was most recently amended and restated in February 2004. A copy of the Audit Committee Charter, as amended and restated, is attached as “APPENDIX A”. The audit committee met ten times during the fiscal year ended September 30, 2004. For more information regarding the audit committee, please refer to the “Report of Audit Committee” on page 12.

Compensation Committee

The compensation committee, which is appointed by the board, is composed of three non-employee, independent directors as defined by applicable NASDAQ® rules. The committee is responsible for establishing and administering the policies that govern both annual compensation and equity ownership. It reviews and approves salaries, bonus and incentive compensation, perquisites, equity compensation, and all other forms of compensation for our executive officers, including the chief executive officer. The compensation committee is also responsible for reviewing and administering our incentive-compensation plans, equity incentive programs and other benefit plans. It periodically reviews and makes recommendations to the board with respect to director compensation. The compensation committee met five times during the fiscal year ended September 30, 2004. For more information regarding the compensation committee, please refer to the “Report of Compensation Committee” on page 13.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee, which is appointed by the board, is composed of three independent directors as defined by applicable NASDAQ® rules. The nominating and corporate governance committee identifies individuals qualified to become members of the board, recommends nominees for director to the board, develops and reviews applicable corporate governance principles, reviews and makes recommendations to the board with respect to senior executive succession planning and oversees the evaluation of the board and management. The nominating committee met one time during the past calendar year.

Director Candidates

In the event of a vacancy on the board, the process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the board.

In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the nominating and corporate governance committee applies the criteria set forth in our corporate governance guidelines. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, absence of conflicts of interest and the ability to act in the interests of all stockholders. The committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will best allow the board to fulfill its responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of the company’s common stock for at least a year as of the date such recommendation is made, to Nominating and Corporate Governance Committee, c/o Corporate Secretary, Kronos Incorporated, 297 Billerica Road, Chelmsford, MA 01824. Assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by our board or others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in the proxy card for the next annual meeting.

Stockholders also have the right under our bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or the board, by following the procedures set forth under “Deadline for Submission of Stockholder Proposals for the 2006 Annual Meeting” on page 30. Candidates nominated by stockholders in accordance with the procedures set forth in the bylaws will not be included in our proxy card for the next annual meeting.

Communicating with the Independent Directors

Our board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our lead director, Mr. Rubinovitz, with the assistance of our general counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the lead director, with the assistance of our general counsel, considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the board should address such communications to Kronos Incorporated Board of Directors, c/o Corporate Secretary, Kronos Incorporated, 297 Billerica Road, Chelmsford, MA 01824.

Code of Conduct and Ethics

We have adopted a written code of conduct and ethics that applies to all our directors, officers and employees, including our chief executive officer and our chief financial and accounting officer. We have posted a current copy of the code on our website, which is located at www.kronos.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ® listing standards concerning any amendments to, or waivers from, any provision of the code.

Compensation Committee Interlocks and Insider Participation

All members of the compensation committee were independent directors, and none of them were present or past employees or officers of ours or any of our subsidiaries. No member of the compensation committee has had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934, as amended. None of our executive officers has served on the board or compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served on our board or compensation committee.

REPORT OF AUDIT COMMITTEE

The audit committee is responsible for assessing the information provided by management and the independent auditors in accordance with its business judgment. Management is responsible for the preparation, presentation and integrity of the financial statements and for the appropriateness of the accounting principles and reporting policies that are used. It is also responsible for testing the system of internal controls and reports to the audit committee on any deficiencies found. The independent auditors, Ernst & Young, are responsible for auditing the financial statements and for reviewing the unaudited interim financial statements.

The audit committee reviewed with the independent auditors the overall scope and plan of the audit. In addition, it met with the independent auditors, with and without management present, to discuss the results of Ernst & Young’s examination, the evaluation of the company’s system of internal controls, the overall quality of the company’s financial reporting and such other matters as are required to be discussed under generally accepted auditing standards.

The audit committee has discussed with Ernst & Young that firm’s independence from management and the company, including the matters in the written disclosures and the letter required by the Independence Standards Board Standard No. 1. The audit committee has also considered the compatibility of audit related and tax services with the auditors’ independence.

In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended September 30, 2004 with both management and the independent auditors. The audit committee’s review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board, and the board has approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended September 30, 2004 for filing with the Securities and Exchange Commission. The audit committee has recommended to the board the reappointment of the independent auditors.

By the Audit Committee of the Board of Directors:

D. Bradley McWilliams, Audit Committee Chair
Richard J. Dumler, Audit Committee Member
David B. Kiser, Audit Committee Member

REPORT OF COMPENSATION COMMITTEE

Introduction

Typically, the chief executive officer makes recommendations to our committee with respect to executive compensation. We review his proposals and make a final determination concerning the scope and nature of compensation arrangements. To assist us in this endeavor, we may from time to time retain the advice of an independent consultant and/or commission compensation surveys or studies as the need arises. Our committee reports regularly to the full board.

We believe that it is important that our stockholders understand our philosophy regarding executive compensation, and how this philosophy manifests itself in the company’s various compensation plans.

Philosophy

All of our compensation programs are designed to attract and retain key employees, motivating them to achieve and rewarding them for superior performance. Different programs are geared to short and longer-term performance with the goal of increasing stockholder value over the long term.

Executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect of executive compensation and incentive programs on all of our employees.

We believe that the compensation of our executives should reflect their success in attaining key operating objectives, such as growth of sales, growth of operating earnings and earnings per share and growth or maintenance of market share and long-term competitive advantage, and ultimately, in attaining an increased market price for the stock. We believe that the performance of the executives in managing the company, considered in the light of general economic and specific company, industry and competitive conditions, should be the basis for determining their compensation, bonuses and stock option awards. We also believe that their compensation should not be based on the short-term performance of our stock, whether favorable or unfavorable, but rather that the price of the stock will, in the long-term, reflect our operating performance, and ultimately, the management of the company by our executives. We seek to have the long-term performance of our stock reflected in executive compensation through our stock option and other equity incentive programs.

Programs

We currently have three major components to our executive compensation plans: salary, bonus and stock option and other equity incentive programs. At the beginning of each year, we review the history of each executive officer’s total compensation over each of the last five years and compare the compensation of the named executive officers with that of the named executive officers in an appropriate market comparison group.

Base Salary

Each year a company-wide target is set for merit increases. This is based upon our performance. Proposed executive salaries take this target into account along with the individual executive’s level of responsibility, experience and performance. In determining whether the proposed base salaries are appropriate, our committee compares them to salary compensation at comparably sized companies in the electronics and software industries, taking into account Kronos’ performance in comparison to theirs. To track these considerations, we rely on salary surveys conducted by third parties, SEC filings and our own knowledge of compensation at companies in the greater Boston metropolitan area.

Our goal is to establish base salary compensation in the upper half of the range of salaries for executive officers with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses and of comparable size and success, but not at the highest levels. We believe that this gives us the opportunity to attract and retain talented managerial employees both at the level of vice president and below. At the same time, this level of salary allows us to have a bonus plan based on performance without raising executive compensation beyond levels which we believe are appropriate.

Bonus

The cash bonus plan is designed to reward our executives for the achievement of shorter-term financial goals, principally increases in pre-tax income. It is our general philosophy that management be rewarded for their performance as a team in the attainment of these goals, rather than individually.

At the beginning of each fiscal year, our committee sets guidelines for bonus awards based upon achievement of financial goals, including the level of pre-tax income, and based upon our assessment of our ability to achieve the annual financial plan, in light of economic conditions and other factors. The bonus payable for fiscal 2004 ranged from 40% to 75% of base salary, depending on the achievement of financial goals, including the level of pre-tax income achieved by us. At the target level, executives had the ability to earn 40% of their base salary. We believe this level of award strikes the right balance between incentive and reward, without offering undue incentives to management to make short-term decisions that could be harmful in the long run.

While the cash bonus plan is based on the attainment of certain financial goals, awards under the plan for any individual or the officers as a group are entirely at the discretion of our committee. We may choose to award the bonus or not, in light of all relevant factors after completion of the fiscal year. For example, this year for the first time we reached our goal of before-tax profit of 15% of revenues. In fiscal 2004 the executive officers were awarded a bonus equal to 70% of their base pay.

Stock Option and Equity Incentive Programs

We intend that our stock option program be the primary vehicle for offering long-term incentives and rewarding and retaining our executives and key employees. Because of the direct relationship between the value of an option and the stock price, we believe that granting stock options motivates the executives to manage the company in a manner that is consistent with the interests of the company and our stockholders. Our goal is to enable members of the program to participate in our success commensurate with their contributions. We want our executives to achieve a meaningful equity stake in Kronos through their participation in the option program. To that end, we require the executive officers to acquire and maintain $100,000 worth of Kronos stock in order to be eligible to receive stock option awards.

The members of our committee and the board are mindful of well-publicized abuses of such incentive plans at other companies. Our options vest in four equal annual installments and we generally make moderate option awards to key employees over an extended period of years, rather than grant large numbers of options at any one time. We believe that this gives optionees an interest in the longer-term success of the company rather than focusing them on the performance of Kronos for any particular period.

We are also mindful of the cost of this program, as it serves to dilute the ownership interest of our stockholders. As a result, our stock options have a duration of 4 1/2 years, as opposed to the more common ten-year duration. Further, the proceeds from the exercise of options are typically used to fund our stock repurchase program. For example, if options are exercised after the market value of the stock has doubled and these proceeds are used to repurchase our stock, the dilution from granting the stock options is reduced by half.

We grant stock options to key employees based upon prior performance, the importance of retaining their services and the potential for their performance to help us attain our long-term goals. However, there is no set formula for the award of options to individual executives or employees. We generally grant stock options in conjunction with our formal review of the individual performance of the key executives, including the CEO, and their contributions to the company.

In each of the past three fiscal years, we have granted on average options to purchase 4.2% of the outstanding shares on a fully-diluted basis. Of this amount, approximately one quarter has been granted to the named executive officers, and the balance to other officers and key employees. During fiscal year 2004, 516 employees received stock option awards to purchase 3.9% of the outstanding shares, including the named executive officers who received options to acquire 292,500 shares or 24% of the total options granted in fiscal 2004.

In connection with our stock option plans, participants may use shares to exercise their options or to pay taxes at the applicable statutory minimum rate on nonstatutory options. The purpose of this program is to encourage our officers to hold rather than sell their Kronos shares.

The employee stock purchase plan is designed to appeal primarily to non-executive employees and is not intended to be a meaningful element in executive compensation.

Perquisites

There has been much concern voiced about perquisites enjoyed by the executives of certain companies. Our executives are entitled to few benefits that are not otherwise available to all employees.

The perquisites we provided in fiscal 2004 are as follows. All employees who participated in the 401(k) plan received up to $2,000 in matching funds. Each of the executives participated in the 401(k) plan and received the full $2,000 match. Each year, we hold a sales incentive trip to reward the top achievers in our sales and service organization. If they so choose, participants may be accompanied by their spouse. In fiscal 2004, the five executive officers who led the trip were also accompanied by their spouse, the cost of whose trip we paid for. Our health and insurance plans are the same for all employees. In general, the employees pay 25% of the health premium. However, it is our policy to pay the full premium for the executives. In fiscal 2004, we provided estate and tax planning services for three of the executives. For more information, please refer to the “Summary Compensation Table” on page 17.

Compensation of Chief Executive Officer

We reviewed all the components of the CEO’s compensation including salary, bonus, equity compensation, realized and unrealized stock option gains and the cost of all perquisites.

In fiscal year 2004, Mark S. Ain, the company’s CEO, received a salary of $491,250 and bonus compensation of $341,250. As discussed above, it is the compensation committee’s philosophy to reward the management as a team when they achieve the financial goals that we have approved. In determining whether or not to pay bonus compensation for fiscal 2004 and at what level to pay it, the committee was heavily influenced by the company’s achievement of the long-awaited before-tax and after-tax income levels. We therefore awarded Mr. Ain, as we did the other members of the management team, a bonus equal to 70% of his base salary. On November 22, 2004, we granted Mr. Ain a nonstatutory option to purchase 56,000 shares of common stock at a price of $48.21 per share, the fair market value on the date of the grant, based on Mr. Ain’s performance in fiscal year 2004. This option vests and becomes exercisable at the rate of 14,000 shares per year, beginning on the first anniversary date of the grant and each one year anniversary thereafter for the ensuing three years. In determining the number of shares covered by the options granted to Mr. Ain, we considered the total number of shares available for grant, evaluated Mr. Ain’s prior performance, the importance of retaining his services, and his potential to assist in the attainment of our long-term goals. In addition, Mr. Ain received $43,791 in other compensation including a 401(k) match and estate and tax planning services. Please refer to the “Summary Compensation Table” on page 17 for details.

Based on our review, we have determined that Mr. Ain’s total compensation in the aggregate is reasonable. In reaching this conclusion, we considered not only the various components of Mr. Ain’s compensation but compared his compensation to that earned by CEOs in comparably sized companies in the electronics and software industries.

Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the corporation’s CEO and four other most highly paid executive officers. Qualifying performance-based compensation will not be subject to the deduction limitation if certain requirements are met. We periodically review the potential consequences of Section 162(m) and may structure the performance-based portion of our executive compensation to comply with certain exemptions in Section 162(m). However, we reserve the right to use our judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) when we believe that such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions or the officer’s performance.

By the Compensation Committee of the Board of Directors:

Richard J. Dumler, Compensation Committee Chair Lawrence J. Portner, Compensation Committee Member Samuel Rubinovitz, Compensation Committee Member

Executive Compensation

Summary Compensation. In the following table, we provide certain information about the annual and long term compensation of the chief executive officer and each of the four other most highly compensated executive officers during the three fiscal years ended September 30, 2002, 2003 and 2004 who were serving as executive officers on September 30, 2004, who we refer to as our “named executive officers”.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)(2)	Securities Underlying Options (#)	All Other Compensation ($)(3)
Mark S. Ain CEO and Chairman	2004 2003 2002	$491,250 472,812 456,750	$341,250 216,600 236,600	$41,791 27,134 21,000	88,500 90,000 103,500	$2,000 2,000 2,000

Paul A. Lacy Exec. V.P. and Chief Financial and Administrative Officer	2004 2003 2002	297,269 286,096 256,377	206,500 131,100 143,000	4,346 4,452 2,768	58,500 60,000 67,500	2,000 2,000 2,000

Aron J. Ain Exec. V.P. and Chief Operating Officer	2004 2003 2002	297,269 286,096 256,377	206,500 131,000 143,000	5,447 7,954 3,884	58,500 60,000 67,500	2,000 2,000 2,000

Peter C. George V.P., Engineering and Chief Technology Officer	2004 2003 2002	265,023 254,977 241,147	184,100 116,840 127,400	8,572 3,057 2,090	43,500 45,000 54,000	2,000 2,000 2,000

James J. Kizielewicz V.P., Corporate Strategy	2004 2003 2002	265,023 254,977 238,383	184,100 116,840 127,400	3,420 3,157 2,868	43,500 45,000 54,000	2,000 2,000 2,000

(1)	Includes employee contribution towards health insurance premiums paid on behalf of the officers and the cost of the annual sales incentive trip.
(2)	Includes the following amounts for estate and tax planning services: Mark S. Ain: $36,286 in fiscal 2004, $22,294 in fiscal 2003 and $17,056 in fiscal 2002; Aron J. Ain: $3,000 in fiscal 2003; and Peter C. George: $5,000 in fiscal 2004.
(3)	Amounts shown represent matching contributions made to the 401(k) savings plan on behalf of the named executive officers.

Option Grants and Exercises

The following tables summarize option grants awarded to and exercises by the named executive officers during the fiscal year ended September 30, 2004 and the value of the options held by these officers at the end of fiscal year 2004.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
	Number of Securities Underlying Options Granted (#)(1)	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price ($/Sh)(3)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name					5% ($)	10% ($)
Mark S. Ain	88,500	7.2%	$38.81	05/21/08	$844,568	$1,845,473

Paul A. Lacy	58,500	4.8%	38.81	05/21/08	558,274	1,219,889

Aron J. Ain	58,500	4.8%	38.81	05/21/08	558,274	1,219,889

Peter C. George	43,500	3.6%	38.81	05/21/08	415,127	907,097

James J. Kizielewicz.	43,500	3.6%	38.81	05/21/08	415,127	907,097

(1)	Each option vests in four equal annual installments commencing one year from the date of grant.
(2)	Based on an aggregate of 1,217,500 shares subject to options granted to employees in fiscal 2004.
(3)	The exercise price of each option was equal to the fair market value of common stock on the date of grant as reported by The NASDAQ National Market®.
(4)	Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date and are shown net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the options or the sale of the underlying shares. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock, the optionholder’s continued employment with the Company through the option vesting period and the date on which the options are exercised.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

	Shares Acquired on Exercise (#)	Value Realized ($)(1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)	Value of Unexercised In- The-Money Options at Fiscal Year-End ($)(2)
Name			Exercisable/ Unexercisable	Exercisable/ Unexercisable
Mark S. Ain	163,125	$4,073,231	74,250/224,625	$1,918,080/4,156,035
Paul A. Lacy	52,875	1,211,164	20,625/149,625	499,950/2,768,760
Aron J. Ain	52,813	1,247,196	6,625/149,625	111,870/2,768,760
Peter C. George	56,812	1,536,960	38,250/112,688	975,870/2,096,125
James J. Kizielewicz	45,562	1,008,337	0/112,688	0/2,090,752

(1)	Represents the difference between the exercise price and the fair market value of the common stock on the date of exercise.
(2)	Based on the fair market value of the common stock on September 30, 2004 ($44.29), the last day of the 2004 fiscal year, less the option exercise price.

Retention Agreements

We have entered into retention agreements with each of our executive officers consisting of Mark S. Ain, Paul A. Lacy, Aron J. Ain, Peter C. George, James J. Kizielewicz, Lloyd B. Bussell, Joseph R. DeMartino and Laura L. Vaughan. The retention agreements generally provide that, if within 12 months following a change in control the executive’s employment is terminated for reasons other than for cause (as defined in the retention agreement) or by the executive for good reason (as defined in the retention agreement), the executive will receive a cash payment equal to three times the sum of the executive’s highest base salary and highest bonus, received in any year for the five-year period prior to such change in control. The executive has the option to receive this cash payment in one lump sum or in 36 equal monthly installments, with an annual interest rate on the unpaid principal balance equal to the minimum applicable federal rate in effect on the date of termination. The retention agreements also provide that we will continue to provide benefits to the executives for a period of one year after the date of his or her termination.

COMPARATIVE STOCK PERFORMANCE

The following graph compares the cumulative total stockholder return on our common stock with the cumulative return of (i) the NASDAQ® Stock Market—U.S. Index (the “NASDAQ® Composite Index”), and (ii) the S&P500 Info Technology—Price Index during the five-year period ended September 30, 2004. The graph assumes the investment of $100 in our common stock, the NASDAQ® Composite Index and the S&P500 Info Technology—Price Index and assumes dividends are reinvested. Measurement points are the last days of our fiscal years ended September 30, 2000, 2001, 2002, 2003 and 2004 and the last trading days of each of the other months in our 2000, 2001, 2002, 2003 and 2004 fiscal years.

PROPOSAL II

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE

2002 STOCK INCENTIVE PLAN

We believe that our future success depends, in large part, on our ability to attract, retain and motivate key employees with experience and ability in today’s intensely competitive market. Under the 2002 plan, we are currently authorized to grant equity awards to purchase up to an aggregate of 5,000,000 shares of common stock. Such awards may only be in the form of incentive stock options and non-statutory stock options. As of December 2, 2004, 3,451,755 shares of common stock had been issued, or are reserved for issuance, pursuant to awards granted under the 2002 plan to our employees and directors. This is the only stock option plan under which we can currently issue any awards, other than the 2003 employee stock purchase plan. Since its approval by the stockholders in February 2002, all the awards granted under the 2002 plan have been in the form of non-statutory stock options.

While we believe that stock option awards are still an effective way to attract and retain key employees and to link the interest of the employees with those of the stockholder, we also realize that it is important that our incentive plan provide maximum flexibility in order that we can utilize other forms of equity awards as and when we may deem necessary. We believe this flexibility is especially important because the evolution of regulatory, tax and accounting treatment of equity incentive programs may affect our current ability to achieve effective long-term incentives for management and employees.

Accordingly, on December 9, 2004 our board approved, subject to stockholder approval, to amend and restate the 2002 plan to, among other things:

•	increase the types of award that may be granted under the Plan;

•	reduce the maximum possible life of stock awards from ten to five years; and

•	establish minimum vesting guidelines for all awards.

If the stockholders do not approve the proposed amendment, our flexibility in granting the most appropriate type of award will be significantly limited, which is likely to adversely impact our ability to attract, retain and motivate current and prospective employees.

Our board of directors believes adoption of the amended and restated 2002 stock incentive plan is in the best interests of us and our stockholders and recommends a vote “FOR” the approval of this plan.

Description of the Amended and Restated 2002 Stock Incentive Plan

The following is a brief summary of the plan and this summary is qualified in its entirety by reference to the actual plan, a copy of which is attached to this proxy statement as “APPENDIX B” and to the electronic copy of this proxy statement filed with the SEC and may be accessed from the SEC’s Internet home page (www.sec.gov). In addition, a copy of the plan may be obtained from our corporate secretary by writing Kronos Incorporated, 297 Billerica Road, Chelmsford, MA 01824.

Types of Awards

The plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, or the code, non-statutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights. We refer to these collectively in this proxy statement as “awards.”

Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options must be granted at an exercise price that is at least equal to 100% of the fair market value of the common stock on the date of grant (110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the company). No option may vest in whole or in part prior to the first anniversary of the grant date or have a term of greater than five years. The plan permits the following forms of payment of the exercise price of options:

•	by cash or check payable to the order of the company;

•	a “cashless exercise” through a broker supported by an irrevocable and unconditional undertaking by such broker to deliver sufficient funds to pay the applicable exercise price and tax withholding, if any;

•	surrender to the company of shares of common stock held by the optionee, subject to the restrictions set forth in the plan;

•	any combination of these forms of payment.

Director Options. The plan provides for initial and annual grants of nonstatutory stock options to non-employee members of our board of directors. Upon commencement of service on the board, each non-employee director receives an option grant for 6,750 shares of common stock and, on the date of each annual meeting thereafter, receives an option grant to purchase an additional 6,750 shares, so long as the director shall have served on the board at least six months. The exercise price of these options will be equal to the closing price of our common stock on the trading date immediately prior to the grant date as reported by NASDAQ and will vest in four equal annual installments beginning on the first anniversary of the grant date. These options have a duration of 4 1/2 years.

Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. No restricted stock award may vest prior to the first anniversary of such award’s grant date and, with regard to restricted stock awards having time-based vesting, such awards may not vest with respect to more than 33 1/3% of the shares subject to such award on each anniversary of the grant date. The compensation committee may provide that at the time our common stock would otherwise be delivered pursuant to a restricted stock award, the participant shall instead receive an instrument evidencing the right to future delivery of such shares at such time and on such conditions as the compensation committee may specify. The compensation committee may accelerate the time at which delivery of all or any part of these shares may take place. The compensation committee may also permit an exchange of unvested shares that have already been delivered to a participant for an instrument evidencing the right to future delivery of such shares at such time and on such conditions as the compensation committee may specify.

The compensation committee may determine, at the time of grant, that a restricted stock award made to a company officer that will vest solely upon achievement of specified performance criteria be designed to qualify for deduction under Section 162(m) of the code. The performance criteria for each restricted stock award intended to so qualify for purposes of section 162(m) of the code will be based on one or more of the following measures: earnings per share, return on average equity or assets, earnings, earnings growth, revenues, expenses, stock price, market share, return on sales, assets, equity or investment, regulatory compliance, improvement of financial ratings, achievement of balance sheet or income statement objectives, total shareholder return, net operating profit after tax, pre-tax or after-tax income, cash flow, or such other objective goals established by the compensation committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of: extraordinary items, gains or losses on the dispositions of discontinued operations, the cumulative effects of changes in accounting principles, the write-down of any asset, and charges for restructuring and rationalization programs. Performance goals may vary by participant and may be different for different awards.

Stock Appreciation Rights. A stock appreciation right, or SAR, is an award entitling the holder on exercise to receive an amount in cash or our common stock or a combination thereof determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock. SARs may be based solely on appreciation in the fair market value of our common stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index.

Other Stock-Based Awards. Under the plan, the board of directors has the right to grant other awards based upon the common stock having such terms and conditions as the board of directors may determine, including the grant of shares based upon certain conditions and the grant of securities convertible into common stock.

Eligibility to Receive Options

All employees, officers, directors, consultants, advisors and other entities of ours, of our present or future parent or subsidiary corporations or of any other business venture in which we have a significant interest are eligible to be granted awards under the plan. We refer to holders of plan awards in this proxy statement as “participants.” Under present law, however, incentive stock options may only be granted to our employees and employees of our subsidiaries. There are 5,000,000 shares of common stock reserved for issuance under the plan. The maximum number of shares with respect to awards that may be granted to any person under the plan may not exceed 300,000 shares per fiscal year. The maximum number of shares with respect to which all awards other than options and stock appreciation rights may be granted under the plan shall be 1,500,000 shares in the aggregate. The maximum number of shares with respect to which annual awards may be granted to non-employee directors is 7,500 shares, except in the case of newly appointed directors who will receive a grant of up to 7,500 additional shares upon their appointment to the board.

Plan Benefits

As of September 30, 2004, approximately 2,400 persons were eligible to receive awards under the plan, including our eight executive officers and six non-employee directors. Except with regard to options granted to our non-employee directors discussed above, the granting of awards under the plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group. On December 2, 2004, the last reported sale price of our common stock on NASDAQ was $50.87.

Since adoption of the plan in February 2002, the following options have been granted under the plan to the following persons and groups:

Optionee(s)	No. of Options Granted
Named Executive Officers:
Mark S. Ain, CEO and Chairman	248,000
Paul A. Lacy, Chief Financial and Administrative Officer	180,500
Aron J. Ain, Executive V.P and Chief Operating Officer	180,500
Peter C. George, V.P, Engineering and Chief Technology Officer	135,250
James Kizielewicz, V.P., Marketing and Corporate Strategy	135,250

All Current Executive Officers as a Group	1,214,300

All Current Directors who are not Executive Officers as a Group	81,000

Each Director Nominee
Richard J. Dumler	13,500
Samuel Rubinovitz	13,500

Each Associate of any of such Directors, Executive Officers or Nominees	—

Each Other Person who Received or is to Receive Five Percent of options under the 2002 Plan	—

All Employees, including all Current Officers who are not Executive Officers, as a Group	2,234,025

Administration

The plan is administered by our compensation committee through a delegation of authority by our board of directors. The compensation committee has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the plan and to interpret the provisions of the plan. The composition of the compensation committee complies with section 162(m) of the code and Rule 16-b3 promulgated under the Securities Exchange Act of 1934, as amended.

If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such award will again be available for grant under the plan, subject, however, in the case of incentive stock options, to any limitations under the code.

Subject to any applicable limitations contained in the plan, the compensation committee selects the recipients of awards and determines:

•	the number of shares of common stock covered by an award and the dates upon which such award vests and/or becomes exercisable or free of conditions and/or restrictions (subject to the limitations on vesting described above);

•	the exercise price or purchase price of awards (which may not be less than 100% of fair market value of the common stock on the grant date); and

•	the duration of options (which may not exceed 5 years).

If any award expires or is terminated or surrendered the unused shares of common stock covered by such award will again be available for grant under the plan, subject, however, in the case of incentive stock options, to any limitations under the code.

Transferability of Options

Awards generally may not be sold, assigned, transferred, pledged or otherwise encumbered by participants, except by will or the laws governing descent. However, with the approval of the board, a participant may transfer a nonstatutory stock option for no consideration to the participant’s immediate family or a trust for the benefit of the participant’s immediate family. In the event of any such transfer the transferee shall remain subject to all the terms and conditions applicable to the stock option agreement.

Forfeiture Provision

In the event that a participant terminates his or her employment for any reason whatsoever and, within twenty-four months for participants in the fields of research and development, engineering, testing, strategic planning or any phase of management or within twelve months for participants in all other fields, such participant:

•	accepts employment with any competitor of, or otherwise engages in competition with, the company; or

•	attempts to induce, directly or indirectly, any employee of ours to accept employment elsewhere;

our board of directors may require the participant to return, or (if not received) to forfeit, to us the economic value of an award which is realized or obtained (measured at the date of exercise or vesting) by such participant during the twelve months prior to the date of such participant’s termination of employment with us.

Changes in Employment Status

In the event a participant’s employment or service terminates by reason of death, the participant’s legal representatives may exercise his or her award for such number of shares that were vested on the date of death until the earlier of two years following the date of death or the expiration date of the applicable award. If a participant’s employment or service terminates by reason of disability, the participant may exercise his or her award for such number of shares that were vested on the date of termination until the earlier of one year following the date of termination or the expiration date of the applicable award.

In the event a participant’s employment or service to us terminates because the participant retires, the participant may exercise his or her awards for such number of shares that were vested on the date of termination until the earlier of three months following the date of termination or the expiration date of the applicable awards, provided, that, if the retiring participant is at least 60 years of age and has been continuously employed by us for at least 10 years, the participant will be entitled to additional acceleration of vesting and an extended period in which to exercise his or her awards after the termination date, as provided for in the plan.

In the event a participant’s employment or service terminates for “cause” (as defined in the plan) all awards then held by the participant shall immediately terminate, provided, that, the board may allow, in its discretion, the participant to exercise his or her awards for such number of shares that were vested on the date of termination for a period of time as determined by the board of directors.

If a participant’s employment or service is interrupted due to a leave of absence (whether paid or unpaid), all awards held by such participant will cease to vest for the period of such leave of absence and will resume vesting upon return of the participant to full employment or service to the company.

In the event a participant’s status with the company terminates for reasons other than those outlined above, such participant may exercise his or her awards for such number of shares that were vested on the date of such change in status until the earlier of three months after the date of such change in status or the expiration date of the applicable awards.

Adjustments for Changes in Common stock and Other Events

Upon the occurrence of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in our capitalization, each award outstanding under the plan shall be appropriately adjusted to reflect any such event if the board of directors determines in good faith that an adjustment is necessary or appropriate.

In the event of a proposed liquidation or dissolution of us, all unexercised awards shall become immediately exercisable in full and/or free of conditions and restrictions at least 10 business days prior to the effective date of such proposed liquidation or dissolution and, upon the effectiveness of such an event, all remaining outstanding awards shall terminate if not exercised.

Reorganization Events and Change in Control Events

Stock Options. Upon the occurrence of a “reorganization event” (as defined in the plan), or the signing of an agreement with respect to a reorganization event, all outstanding options will be assumed or an equivalent option substituted by the successor corporation, provided that if such reorganization event also constitutes a “change in control event” (as defined in the plan) one-half of the unvested shares subject to each option shall become immediately exercisable and the remaining one-half of such shares will continue to vest in accordance with each option’s original vesting schedule. If on or prior to the one year anniversary of a reorganization event, participant’s employment with us or our succeeding corporation is terminated by such participant for “good reason” (as defined in the plan) or is terminated by us for cause, all options held by such participant shall become immediately exercisable.

In the event the acquiring or succeeding corporation in a reorganization event does not agree to assume, or substitute for, outstanding options, then the board of directors must either accelerate the options to make them fully exercisable prior to consummation of the reorganization event or provide for a cash out of the value of any outstanding options.

Upon the occurrence of a change in control event that does not also qualify as a reorganization event, the vesting schedule of each outstanding option shall be accelerated in part so that one-half of the unvested shares subject to each option shall become immediately exercisable and the remaining one-half of such shares will continue to vest in accordance with each option’s original vesting schedule.

Restricted Stock. Upon the occurrence of a reorganization event that is not a change in control event, the repurchase and other rights of ours under each outstanding restricted stock award shall inure to the benefit of our successor and shall apply to the cash, securities or other property into which our common stock is converted. Upon the occurrence of a change in control event, except as may be provided in the applicable award, the vesting schedule of all restricted stock awards shall be accelerated in part so that one-half of the unvested shares subject to each restricted stock award shall become immediately free of conditions or restrictions and the remaining one-half of such shares will continue to become free of conditions or restrictions in accordance with each restricted stock award’s original vesting schedule. If on or prior to the one year anniversary of a reorganization event a participant’s employment with us or our succeeding corporation is terminated by such participant for “good reason” (as defined in the plan) or is terminated by us for cause, all restricted stock awards held by such participant shall become immediately free of all conditions and restrictions.

Stock Appreciation Rights; Other Awards. The compensation committee may specify the effect of any reorganization event and/or change in control event with respect to any stock appreciation right or other award at the time such award is granted.

Amendment or Termination

No award may be granted under the plan after February 7, 2012, the date that is ten years from the date the plan was first approved by our stockholders, but awards previously granted may extend beyond that date. The compensation committee may at any time amend, suspend or terminate the plan, except that:

•	no award designated as subject to section 162(m) of the code by the compensation committee after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such award) unless and until such amendment shall have been approved by our stockholders;

•	no amendment may increase the limitations on the number of shares available for grant under the plan or allow for below market price option awards without stockholder approval;

•	no amendment may amend the limitation on option repricing in the plan without stockholder approval;

•	no amendment may provide for awards under the plan other than those currently provided without stockholder approval; and

•	no other changes that require stockholder approval under the applicable NASDAQ rules without stockholder approval.

If our stockholders do not approve the adoption of this proposed amended and restated plan, the new and/or revised provisions contained in the proposed plan will not go into effect and we will continue to grant options under the current terms of our existing plan.

Federal Income Tax Consequences

The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our majority owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. A participant will not have income upon the grant of restricted stock unless an election under section 83(b) of the code is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award, whether the award includes a deferred feature and the participant’s holding period and tax basis for the award or underlying common stock.

Tax Consequences to Us. There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of section 162(m) of the code.

PROPOSAL III

RELATIONSHIP WITH INDEPENDENT AUDITORS

Our board, on the recommendation of the audit committee, has selected the firm of Ernst & Young as our independent auditors for fiscal 2005. Ernst & Young has served as our independent auditors since 1979. Although stockholder approval of the board’s selection of Ernst & Young is not required by law, the board believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the board will reconsider its selection of Ernst & Young.

Representatives of Ernst & Young are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Our board recommends a vote “FOR” the approval of Ernst & Young as our independent auditors for the fiscal year ending September 30, 2005.

Independent Auditors’ Fees

The following table summarizes the fees of Ernst & Young, our independent auditors, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	FY 2004	FY 2003
Audit Fees(1)	$362,000	$619,000
Audit-Related Fees(2)	31,000	37,000
Tax Fees(3)	30,000	431,000
All Other Fees(4)	—	—
Total Fees	$408,000	$1,087,000

(1)	Audit fees consist of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10Q, and other professional services provided in connection with statutory and regulatory filings or engagements. The Audit fees billed in fiscal 2003 included $261,000 of non-recurring charges related to our response to an SEC comment letter, statutory audits for our Mexican subsidiary for 2002 and the prior two years, and audit consultations related to specific projects. Ernst & Young no longer performs audit services for our Mexican subsidiary.
(2)	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and review of our financial statements and which are not reported under “Audit Fees”. These services relate to accounting for revenue transactions and assistance with internal control reporting.

0% of the audit-related fees billed in fiscal 2004 and 0% of the audit-related fees billed in fiscal 2003 related to services provided under the de minimis exception to the audit committee pre-approval requirements.

3)	Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to assistance with and review of our foreign and domestic federal and state/provincial tax return filings and assistance with our tax provision preparation and related disclosures, accounted for $30,000 of the total tax fees billed in fiscal 2004 and $79,000 of the total tax fees billed in fiscal 2003. Tax advice and tax planning services relate to the periodic research of and consultation on matters that arise during the fiscal year, including assistance with the IRS audit concluded in fiscal 2004 and a legal restructuring of the corporate group to segregate our valuable assets from our sales and service activities. These fees accounted for $0 of the total tax fees billed in fiscal 2004 and $352,000 of the total tax fees billed in fiscal 2003.

0% of the tax fees billed in fiscal 2004 and 0% of the tax fees billed in fiscal 2003 were provided under the de minimis exception to the audit committee pre-approval requirements.

4)	In fiscal 2004 and 2003, there were no fees billed for services other than those described above.

Pre-Approval Policies and Procedures

The audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditors. This policy generally provides that we will not engage our independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the audit committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

From time to time, the audit committee may pre-approve specific types of services that are expected to be provided by our independent auditors during the next 12 months. Any such pre-approval is detailed as to the particular services to be provided and is also generally subject to a maximum dollar amount.

The committee’s practice is to consider for approval, at its regularly scheduled quarterly meetings, all audit and non-audit services proposed to be provided by its independent auditor. In situations where a matter cannot wait until the next regularly scheduled committee meeting, the chairman of the committee has been delegated authority to consider and, if appropriate, approve audit and non-audit services or, if in the chairman’s judgment it is considered appropriate, to call a special meeting of the committee for that purpose.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities and Exchange Act of 1934, as amended, or “Section 16(a)”, requires that directors, executive officers and persons who own more than ten percent of any registered class of a company’s equity securities, or “reporting persons”, file with the SEC initial reports of beneficial ownership and report changes in beneficial ownership of common stock and other equity securities. Reporting persons holding our stock are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely on our review of copies of reports filed by reporting persons of our stock under Section 16(a), and written representations from such reporting persons, we believe that all filings required to be made by reporting persons of our stock were timely filed for the year ended September 30, 2004 in accordance with Section 16(a).

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding”. This means that only one copy of the company’s annual report and proxy statement will be sent to stockholders who share the same last name and address. Householding is designed to reduce duplicate mailings and save significant printing and postage costs.

If you receive a household mailing this year and would like to receive additional copies of our annual report and/or proxy statement, please submit your request in writing to: Kronos Incorporated, 297 Billerica Road, Chelmsford, Massachusetts 01824, Attention: Secretary or by calling Kronos at (978) 250-9800. Any stockholder who wants to receive separate copies of the proxy statement in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

FOR THE 2006 ANNUAL MEETING

Any stockholders who wish to submit a proposal, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the proxy materials for our 2006 annual meeting of stockholders must ensure that it is received by our corporate secretary at our corporate headquarters, which are located at 297 Billerica Road, Chelmsford, MA 01824, no later than September 7, 2005.

The company’s amended and restated by-laws also establish an advance notice procedure for stockholders who wish to nominate candidates for election as directors. We must receive a notice regarding stockholder nominations for director at our corporate headquarters not less than 60 days nor more than 90 days prior to the applicable stockholder meeting, provided, however, that in the event we do not publicly announce the date of the applicable annual meeting by mail, press release or otherwise more than 70 days prior to the meeting, we must receive the notice no later than the tenth day following the day on which such announcement of the date of the meeting is made. Any such notice must contain certain specified information concerning the persons to be nominated and the stockholder submitting the nomination, all as set forth in the amended and restated by-laws. The presiding officer of the meeting may refuse to acknowledge any director nomination not made in compliance with such advance notice requirements. We have not publicly announced the date of the 2005 annual meeting prior to the mailing of this notice and proxy statement. Accordingly, an appropriate notice from a stockholder regarding nominations for director to be acted on at the 2005 annual meeting must be received within ten days of this mailing.

Any stockholders wishing to submit proposals intended to be presented at our 2006 annual meeting of stockholders that are not submitted pursuant to Exchange Act Rule 14a-8 or are not stockholder nominations of candidates for election as directors must ensure that they are received by us not later than November 21, 2005. The persons designated in the proxy card will be granted discretionary authority with respect to any stockholder proposal not timely submitted to us.

By Order of the Board of Directors,

PAUL A. LACY,
Secretary

January 5, 2005

THE BOARD ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THIS ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

AUDIT COMMITTEE CHARTER

KRONOS INCORPORATED

A. Purpose

The purpose of the Audit Committee (the “Audit Committee”) is to assist the Kronos Incorporated (the “Company”) Board of Directors’ (the “Board”) in the oversight of:

•	the integrity of the Company’s financial statements;

•	the independent auditor’s qualifications and independence;

•	the performance of the Company’s internal audit function and independent auditors;

•	the system of internal accounting and financial controls; and

•	legal compliance and ethics programs established by management and the Board.

B. Structure and Membership

1. Number. The Audit Committee shall consist of at least three members of the Board.

2. Independence. Except as otherwise permitted by the applicable NASDAQ® rules, each member of the Audit Committee shall be “independent” as defined by NASDAQ® rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

3. Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

4. Chair. Unless the Board elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5. Compensation. The compensation of Audit Committee members shall be as determined by the Compensation Committee of the Board. No member of the Audit Committee may receive any compensation from the Company other than director’s fees.

6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board upon the recommendation of the Nominations Committee. The Board may remove members of the Audit Committee from such committee, with or without cause.

C. Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2. Independence. The Audit Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4. Pre-approval of Services. The Audit Committee shall pre-approve all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

5. Oversight. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the work of the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate obtain and review the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

6. Review and Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

7. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

8. Audit Committee Report. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

Review of Other Financial Disclosures

9. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Oversight of the Company’s Internal Audit Function

10. Review, based upon the recommendation of the independent auditors and the Corporate Audit Department, the scope and plan of work to be done by the Corporate Audit Department.

11. Review and approve the appointment and replacement of the head of the Corporate Audit Department, and review on an annual basis the performance of the Corporate Audit Department.

12. In consultation with the independent auditors and the Corporate Audit Department, (a) review the adequacy of the Company’s internal control structure and system, and the procedures designed to insure compliance with laws and regulations, and (b) discuss the responsibility, budget and staffing needs of the Corporate Audit Department.

13. On a regular basis, meet separately with the head of the Corporate Audit Department to discuss any matters that the committee or the head of the Corporate Audit Department believe should be discussed privately

Controls and Procedures

14. Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and the Company’s code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

15. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

16. Related-Party Transactions. The Audit Committee shall review all “related party transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

17. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board.

D. Procedures and Administration

1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. Periodically, the Audit Committee shall meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditor(s). The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3. Reports to Board. The Audit Committee shall report regularly to the Board.

4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5. Independent Advisors. The Audit Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

7. Funding. The Audit Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties

Adopted by the Audit Committee

February 11, 2004

Approved by the Board of Directors

February 12, 2004

APPENDIX B

KRONOS INCORPORATED

2002 STOCK INCENTIVE PLAN

1. Purpose

The purpose of this 2002 Stock Incentive Plan (the “Plan”) of Kronos Incorporated, a Massachusetts corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Section 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility

All of the Company’s employees, officers, directors, consultants, advisors and other entities are eligible to receive options, stock appreciation rights, restricted stock and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan shall be deemed a “Participant”.

3. Administration and Delegation

(a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

(b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to a committee or sub-committee of the Board (a “Committee”). Such Committee shall consist of not less than two members, each member of which shall be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16-b3 promulgated under the Exchange Act. All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or a single member of the Board referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or board member.

(c) Delegation to a Single Member of the Board. To the extent permitted by applicable law, the Board may delegate to a single member of the Board the power to grant Awards to employees of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such Board member (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the Board member may grant; provided further, however, that the Board member shall not be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officers” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4. Stock Available for Awards

(a) Number of Shares. Subject to adjustment under Section 13, Awards may be made under the Plan for up to 5,000,000 shares of common stock, $.01 par value per share, of the Company (the “Common Stock”). If any Award expires, is terminated, is canceled or is surrendered without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock tendered to the Company by a Participant to exercise an Award and shares withheld from the exercise of an award to cover the resulting tax liability shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares issued under the Plan shall consist of authorized but unissued shares.

(b) Sub-Limits. Subject to adjustment under Section 13, the following sub-limits on the number of shares subject to Awards shall apply:

(1) Section 162(m) Per Participant Limit. The maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 300,000 per fiscal year. For purposes of the foregoing limit, the combination of an Option in tandem with a SAR (as each is hereafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b)(1) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2) Limit on Awards other than Options and SARs. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 1,500,000.

(3) Limit on Awards to Directors. The maximum number of shares with respect to which annual Awards may be granted to directors who are not employees of the Company at the time of grant shall be 7,500, except in the case of newly appointed directors who will receive a grant of up to 7,500 additional shares upon their appointment to the Board.

5. Stock Options

(a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

(b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Kronos Incorporated, any of Kronos Incorporated’s present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Code and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board pursuant to Section 11(e), including without limitation the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

(c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement provided, however, that the exercise price shall be not less than 100% of the fair market value of the Common Stock, as determined by the Board, at the time the Option is granted.

(d) Vesting and Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable agreement provided, however, that no Option shall vest in whole or in part before the first anniversary date of grant of that Option and no Option will be granted for a term in excess of 5 years.

(e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company following exercise either as soon as practicable or, subject to such conditions as the Board shall specify, on a deferred basis (with the Company’s obligation to be evidenced by an instrument providing for future delivery of the deferred shares at the time or times specified by the Board).

(f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith (“Fair Market Value”), provided (i) such method of payment is then permitted under applicable law, (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery; and (iii) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements; or

(4) by any combination of the above permitted forms of payment.

(g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in this Section 5 or in Section 2.

6. Director Options.

(a) Initial Grant. Upon the commencement of service on the Board by any individual who is not then an employee of the Company or any subsidiary of the Company, the Company shall grant to such person a Nonstatutory Stock Option to purchase 6,750 shares of Common Stock (subject to adjustment under Section 13).

(b) Annual Grant. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each member of the Board of Directors of the Company who is both serving as a director of the Company immediately prior to and immediately following such annual meeting and who is not then an employee of the Company or any of its subsidiaries, a Nonstatutory Stock Option to purchase 6,750 shares of Common Stock (subject to adjustment under Section 13); provided, however, that a director shall not be eligible to receive an option grant under this Section 6(b) until such director has served on the Board for at least six months.

(c) Terms of Director Options. Options granted under this Section 6 shall (i) have an exercise price equal to the closing sale price (for the primary trading session) of the Common Stock on The Nasdaq Stock Market® or the national securities exchange on which the Common Stock is then traded on the trading date immediately prior to the date of grant, (ii) vest in four equal installments beginning on the first anniversary of the date of grant, provided that no additional vesting shall take place after the Participant ceases to serve as a director and further provided that the Board may provide for accelerated vesting in the case of death, disability, attainment of mandatory retirement age or retirement following at least 10 years of service, (iii) expire on the earlier of 4 1/2 years from the date of grant or three months following cessation of service on the Board and (iv) contain such other terms and conditions as the Board shall determine.

(d) Board Discretion. The Board shall have the specific authority to from time to time increase or decrease the number of shares subject to options granted under this Section 6, subject to the provisions of Section 4(b)(3).

7. Stock Appreciation Rights.

(a) General. A Stock Appreciation Right, or SAR, is an Award entitling the holder, upon exercise, to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

(b) Grants. Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan.

(1) Tandem Awards. When Stock Appreciation Rights are expressly granted in tandem with Options, (i) the Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable (except to the extent designated by the Board in connection with a Reorganization Event or a Change in Control Event) and will be exercisable in accordance with the procedure required for exercise of the related Option; (ii) the Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except to the extent designated by the Board in connection with a Reorganization Event or a Change in Control Event and except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right; (iii) the Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right; and (iv) the Stock Appreciation Right will be transferable only with the related Option.

(2) Independent SARs. A Stock Appreciation Right not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award, but in no case will it become exercisable in whole or in part before the first anniversary date of grant of the Award and no SAR Award will be granted for a term of more than 5 years.

(c) Exercise. Stock Appreciation Rights may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

8. Restricted Stock.

(a) General. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

(b) Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price.

(c) Limitations on Vesting.

(1) Restricted Stock Awards that vest based on the passage of time alone shall not vest before the first anniversary of the date of grant and no more than 33 1/3% shall vest on each anniversary of the date of grant. Restricted Stock Awards that vest upon the passage of time and provide for accelerated vesting based on performance shall not vest before the first anniversary of the date of grant. This subsection (8)(c)(1) shall not apply to Awards granted pursuant to Section 11(h).

(2) Notwithstanding any other provision of this Plan, the Board may, in its discretion, either at the time a Restricted Stock Award is made or at any time thereafter, waive its right to repurchase shares of Common Stock (or waive the forfeiture thereof) or remove or modify any part or all of the restrictions applicable to the Restricted Stock Award, provided that the Board may only exercise such rights in extraordinary circumstances which shall include, without limitation, death or disability of the Participant; a merger, consolidation, sale, reorganization, recapitalization, or change in control of the Company; or any other nonrecurring significant event affecting the Company, a Participant or the Plan.

(d) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant’s death (the “Designated Beneficiary”). In the absence of an effective designation by a Participant, “Designated Beneficiary” shall mean the Participant’s estate.

(e) Deferred Delivery of Shares. The Board may, at the time any Restricted Stock Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place. The Board may also permit an exchange of unvested shares of Common Stock that have already been delivered to a Participant for an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify.

9. Other Stock-Based Awards.

Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted hereunder to Participants (“Other Stock Unit Awards”), including without limitation Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant’s right to future delivery of the Common Stock.

10. Changes in Employment or Status

(a) Termination by Death. If any Participant’s employment or service to the Company or its subsidiaries terminates by reason of death, any Award to the extent exercisable immediately prior to date of death may be exercised by the legal representative or legatee of the Participant until the earlier of the second anniversary of the date of death or the original expiration date of the Award. The Board, in its sole discretion, may accelerate the vesting provisions of any outstanding options held by the participant immediately prior to the date of death.

(b) Termination by Reason of Disability. If any Participant’s employment or service to the Company or its subsidiaries terminates by reason of disability, any Award to the extent exercisable on the date of termination may be exercised by the Participant until the earlier of the first anniversary of the date of termination or the original expiration date of the Award.

(c) Termination by Reason of Retirement. If any Participant’s employment with the company or its subsidiaries terminates by reason of Retirement, any Award to the extent exercisable on the date of termination may be exercised by the Participant until the earlier of three (3) months from the date of termination or the original expiration date of the Award.

Notwithstanding the foregoing, a Participant who is at least sixty (60) years of age and has been in continuous employment with the Company for at least ten (10) years, shall have the privilege of accelerated vesting and an extended exercise period (neither of which may exceed the original expiration date of the Award) according to the following schedule:

Years of Employment In the Company	Years of Accelerated Vesting	Years to Exercise
10 years or more	1 year	2 years
15 years or more	2 years	3 years
20 years or more	3 years	3 years
25 years or more	4 years	4 years

The Retiree must give written notice of Retirement and have a signed Proprietary Rights and Confidentiality Agreement on file with the Company.

(d) Termination for Cause. If any Participant’s employment or service to the Company or its subsidiaries is terminated for Cause, any Award held by such Participant shall terminate immediately; provided that the Board may, at its sole discretion, allow the exercise of the Award by the Participant to the extent exercisable on the date of termination until the earlier of one month from the date of termination or the original expiration date of the Award.

(e) Leave of Absence. If any Participant’s employment with the Company is interrupted by reason of a leave of absence, whether paid or unpaid, any Award held by the Participant shall cease to vest during such leave of absence and will resume vesting upon the Participant’s return from such leave. The original expiration date of the Award shall in no way be affected.

(f) Other Termination. Unless otherwise determined by the Board, if a Participant’s status with the Company or its subsidiaries terminates for any reason other than death, disability, retirement, cause or leave of absence, any Awards to the extent exercisable on the date of termination or change of status may be exercised by the Participant until the earlier of three (3) months from the date of termination or change of status or the original expiration date of the Award.

11. General Provisions Applicable to Awards

(a) Transferability of Awards. Except as otherwise provided in this paragraph 11(a), Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the

Participant, shall be exercisable only by the Participant or, in the event of a Participant’s incapacity, his or her guardian or legal representative. However, the Participant, with the approval of the Board, may transfer a Nonstatutory Stock Option for no consideration to the Participant’s immediate family or a trust for the benefit of the Participant’s immediate family, as defined in Rule 16a-1(e) of the Exchange Act. The transferee shall remain subject to all the terms and conditions applicable to the Stock Option. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise), as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

(c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

(d) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

(e) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that (i) the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant. Notwithstanding the foregoing, except for adjustments pursuant to paragraph 13 (“Adjustments for Changes in Common Stock and Certain Other Events”), the exercise price for any outstanding Award granted under the Plan may not be decreased after the date of grant nor may any outstanding Award under the Plan be surrendered to the Company as consideration for the grant of a new Award with a lower exercise price.

(f) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

(g) Acceleration. Except as otherwise provided in Section 5(d) and 8(c), the Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

(h) Performance Conditions.

(1) This Section 11(h) shall be administered by a Committee approved by the Board, all of the members of which are “outside directors” as defined by Section 162(m) (the Compensation Committee”).

(2) Notwithstanding any other provision of the Plan, if the Compensation Committee determines, at the time a Restricted Stock Award or Other Stock Unit Award is granted to a Participant who is then an officer, that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee (as defined in Section 162(m)), then the Compensation Committee may provide that this Section 11 (h) is applicable to such Award.

(3) If a Restricted Stock Award or Other Stock Unit Award is subject to this Section 11(h), then the lapsing of restrictions thereon and the distribution of cash or Shares pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Compensation Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following: (a) earnings per share, (b) return on average equity or average assets with respect to a pre-determined peer group, (c) earnings, (d) earnings growth, (e) revenues, (f) expenses, (g) stock price, (h) market share, (i) return on sales, assets, equity or investment, (j) regulatory compliance, (k) improvement of financial ratings, (l) achievement of balance sheet or income statement objectives, (m) total shareholder return, (n) net operating profit after tax, (o) pre-tax or after-tax income, (p) cash flow, or (q) such other objective goals established by the Board, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance goals may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, and (v) charges for restructuring and rationalization programs. Such performance goals may vary by Participant and may be different for different Awards. Such performance goals shall be set by the Compensation Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m).

(4) Notwithstanding any provision of the Plan, with respect to any Restricted Stock Award or Other Stock Unit Award that is subject to this Section 11(h), the Compensation Committee may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award, and the Compensation Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

(5) The Compensation Committee shall have the power to impose such other restrictions on Awards subject to this Section 11(h) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

12. Forfeiture Provision

In the event that a Participant terminates his or her employment with the Company or any of its subsidiaries for any reason whatsoever, and within twenty four (24) months for a Participant in the fields of research and development, engineering, testing, strategic planning or any phase of management or within twelve (12) months for a Participant in all other fields (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) attempts directly or indirectly to induce any employee of the Company to accept employment elsewhere, the Board of Directors, in its sole discretion, may require the Participant to return, or (if not received) to forfeit, to the Company the economic value of an Award which is realized or obtained (measured at the date of exercise or vesting) by such Participant during the twelve (12) months prior to the date of such Participant’s termination of employment with the Company. Nothing herein shall limit any other remedies that may be available to the Company under any other agreement(s).

13. Adjustments for Changes in Common Stock and Certain Other Events

(a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan, (ii) the sub-limits set forth in Section 4(b), (iii) the number and class of securities and exercise price per share of each outstanding Option and each Option issuable under Section 6, (iv) the shares and per-share provisions of each Stock Appreciation Right, (v) the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share- and per-share-related provisions of each outstanding Other Stock Unit Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date.

(c) Reorganization and Change in Control Events

(1) Definitions

(a) A “Reorganization Event” shall mean:

(i) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property; or is cancelled;

(ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

(iii) any liquidation or dissolution of the Company

(b) A “Change in Control Event” shall mean:

(i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 25% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any acquisition by any corporation pursuant to a Business Combination (as defined below) which complies with clauses (x) and (y) of subsection (iii) of this definition; or

(ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(iii) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 25% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(iv) the liquidation or dissolution of the Company.

(c) “Good Reason” shall mean any significant diminution in the Participant’s title, authority, or responsibilities from and after such Reorganization Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Reorganization Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from the current site.

(d) “Cause” shall mean any (i) willful failure by the Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which affects the business reputation of the Company. The Participant shall be considered to have been discharged for “Cause” if the Company determines, within 30 days after the Participant’s resignation, that discharge for Cause was warranted.

(2) Effect on Options

(a) Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company (A) one-half of the number of shares subject to the Option which were not already vested shall be exercisable upon the occurrence of such Reorganization Event and, subject to (B) below, the remaining one-half of such number of shares shall continue to become vested in accordance with the original vesting schedule set forth in such option, with one-half of the number of shares that would otherwise have become vested on each subsequent vesting date in accordance with the original schedule becoming vested on each subsequent vesting date and (B) such assumed or substituted options shall become immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Reorganization Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, or in the event of a liquidation or dissolution of the Company, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the “Acquisition Price”), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefore, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

(b) Change in Control Event that is not a Reorganization Event. Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, the vesting schedule of such Option shall be accelerated in part so that one-half of the number of shares that would otherwise have first become vested on any date after the date of the Change in Control Event shall immediately become exercisable. The remaining one-half of such number of shares shall continue to become vested in accordance with the original vesting schedule set forth in such Option, with one-half of the number of shares that would otherwise have become vested on each subsequent vesting date in accordance with the original schedule becoming vested on each such subsequent vesting date; provided, however, that each such Option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

(3) Effect on Restricted Stock Awards

(a) Reorganization Event that is not a Change in Control Event. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

(b) Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, the vesting schedule of all Restricted Stock Awards shall be accelerated in part so that one-half of the number of shares that would otherwise have first become free from conditions or restrictions on any date after the date of the Change in Control Event shall immediately become free from conditions or restrictions. Subject to the following sentence, the remaining one-half of such number of shares shall continue to become free from conditions or restrictions in accordance with the original schedule set forth in such Restricted Stock Award, with one-half of the number of shares that would otherwise have become free from conditions or restrictions on each subsequent vesting date in accordance with the original schedule becoming free from conditions or restrictions on each subsequent vesting date. In addition, each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant’s employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

(4) Effect on Stock Appreciation Rights and Other Stock Unit Awards

The Board may specify in an Award at the time of the grant the effect of a Reorganization Event and Change in Control Event on any SAR and Other Stock Unit Award.

14. Miscellaneous

(a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

(b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

(c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is approved by the Company’s stockholders. No Awards shall be granted under the Plan after the completion of ten years from the date the Plan was approved by the Company’s stockholders, but Awards previously granted may extend beyond that date.

(d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that (i) to the extent required by Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company’s stockholders as required by Section 162(m) (including the vote required under Section 162(m); (ii) no amendment may increase the limitations on the number of shares set forth in paragraph 4(a) or decrease the minimum Option exercise price set forth in paragraph 5(c) unless such amendment shall have been approved by the Company’s stockholders; (iii) the provisions relating to Option repricing in paragraph 11(e) may not be amended unless such amendment shall have been approved by the Company’s stockholders; (iv) no other type of Award other than those provided under the Plan may be awarded unless such amendment shall have been approved by the Company’s stockholders and (v) no other changes that require stockholder approval under the rules of the NASDAQ National Market, Inc.® may be made unless approved by the Company’s stockholders. In addition, if at any time the approval of the Company’s stockholders is required as to any modification or amendment under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, the Board may not effect such modification or amendment without such approval. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

(e) Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, without regard to any applicable conflicts of law.

KRONOS INCORPORATED

Dear stockholder,

Please read the important information enclosed with this proxy card. There are a number of issues related to the management and operation of our company that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials. Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Stockholders of record may vote in one of three ways:

•	Call toll-free 1-877-779-8683 on a Touch-Tone telephone and follow the instructions.

or

•	Via the internet at http://www.eproxyvote.com/kron and follow the instructions.

or

•	Mark, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope.

Your vote must be received prior to our annual meeting of stockholders, which will be held on Thursday, February 10, 2005. Thank you in advance for your prompt consideration of these matters.

Sincerely,

Kronos Incorporated

DETACH HERE

KRONOS INCORPORATED

Proxy for the Annual Meeting of Stockholders

To Be Held on February 10, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoint(s) Mark S. Ain and Paul A. Lacy, and each of them, with full power of substitution, as proxies to represent and vote as designated herein, all shares of stock of Kronos Incorporated which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held at the corporate headquarters located at 297 Billerica Road, Chelmsford, Massachusetts on Thursday, February 10, 2005 at 10:00 a.m., or any adjourned sessions thereof. Each of the proposals contained in this proxy for approval by the stockholders has been proposed by Kronos, and none of the proposals contained in this proxy is conditioned upon the approval of any other proposal.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR all proposals. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing before it is exercised.

PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE VIA THE INTERNET OR BY TELEPHONE.

Please sign this proxy exactly as your name(s) appear(s) on the reverse side hereof. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

KRONOS INCORPORATED

C/O EQUISERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

If you vote over the Internet or by telephone, please have your proxy card in hand.

Vote-by-Internet	OR	Vote-by-Telephone
anytime prior to 11:59 p.m. Eastern Time on February 9, 2005 Log on to the Internet and go to http://www.eproxyvote.com/kron		Call toll-free on a Touch-Tone Phone anytime prior to 11:59 p.m. Eastern Time on February 9, 2005 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.	#KRO

***IF YOU WISH TO VOTE VIA THE INTERNET OR BY TELEPHONE, PLEASE READ THE INSTRUCTIONS ABOVE***

KRONOS INCORPORATED	2. To approve our Amended and Restated 2002 Stock Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
1. To elect the following persons as Class I directors (except as marked below):

(01) D. Bradley McWilliams (02) Lawrence J. Portner

FOR BOTH WITHHOLD NOMINEES ☐ ☐ BOTH	3. To ratify the selection of Ernst & Young LLP as our independent auditors for the 2005 fiscal year.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ ___________________________________
For both nominees except as noted above

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Please sign exactly as your name(s) appear(s) hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

☐

Signature:	___________________	Date:	___________________	Signature:	___________________	Date:	___________________